                                                                   EXHIBIT 10.17

                                 AMENDMENT NO. 1

                                       TO

                            ASSET PURCHASE AGREEMENT

     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment") is made and entered into as of this 23rd day of July, 2002, by and between Vision Technologies Kinetics, Inc., a Delaware corporation, or its nominee as designated under Section 10.13 (the "Buyer"), on the one hand, and Friede Goldman Halter, Inc., a Mississippi corporation, Halter Marine, Inc., a Nevada corporation, Halter Marine, Inc., a Louisiana corporation, Halter Gulf Repair, Inc., a Delaware corporation, Halter Marine Services, Inc., a Mississippi corporation, Halter Marine Gulfport, Inc., a Nevada corporation, Gulf Coast Fabrication, Inc., a Mississippi corporation, and Halter Marine Pascagoula, Inc., a Delaware corporation, Debtors-in-Possession (collectively the "Seller") under jointly administered Case No. 01-52173 in the United States Bankruptcy Court in the Southern District of Mississippi filed on April 19, 2001. (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the Purchase Agreement referred to below.)

     WHEREAS, Buyer and Seller entered into that certain Asset Purchase Agreement, made and entered into as of July 23, 2002, as amended (the "Purchase Agreement"), pursuant to which Seller agreed to sell, and Buyer agreed to buy, substantially all of the assets used in connection with the Business;

     WHEREAS, Seller has caused a survey to be prepared by Grant Houston Gilleon, P.L.S of Wink Incorporated in connection with the matters concerning the transfer of Real Property;

     WHEREAS, Buyer and Seller hereby desire to amend the Purchase Agreement to clarify certain matters therein regarding the transfer of Real Property;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments.


     (a) The definition of "Current Assets" immediately following Section 2.2.4 of the Purchase Agreement is hereby amended by inserting the following at the end thereof immediately before the period: "nor any accounts receivable, work-in-process and other current assets of the Business relating to any Other Contract other than those Other Contracts listed on Exhibit "A-3a"


     (b) Those items listed on Annex "A" to this Amendment shall not be included as "Property" transferred by Seller to Buyer under the Purchase Agreement and shall be "Excluded Assets," as such term is defined and used in the Purchase Agreement.

     (c) Exhibit "A-4.6" to the Purchase Agreement is hereby amended by adding the following as new paragraphs at the end of such exhibit:

          ."AND ALSO, that parcel of property depicted as Parcel "B" (being approximately 7.718 acres more or less and a part of Lot 49 Port Bienville Subdivision, on file as Book 5, Pages 2-4 Hancock County, Mississippi) on the plat of survey dated May 9-15, 2002, prepared by Grant Houston Gilleon, P.L.S. 2590 of Wink, Incorporated, said survey being incorporated herein by reference.

          LESS AND EXCEPT, that parcel of property depicted as Parcel "A" (being approximately 7.292 acres more or less and a part of Lot 36 and all of Lot 37, Port Bienville Subdivision, on file as Book 5, Pages 2-4, Hancock County, Mississippi) on the plat of survey dated May 9-15, 2002, prepared by Grant Houston Gilleon, P.L.S. 2590 of Wink, Incorporated, said survey being incorporated herein by reference."

     2. Continuation of Purchase Agreement. Except as modified by this Amendment, the Purchase Agreement shall continue in full force and effect.

     3. Counterparts. This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Asset Purchase Agreement as of the day and year first above written.

                           VISION TECHNOLOGIES KINECTICS, INC.

                           By: /s/ Alan Bragassam
                              -----------------------------------------------
                           Name:    Alan Bragassam
                           Title:   Authorized Officir

                           FRIEDE GOLDMAN HALTER, INC.

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Senior Vice President-Administration

                           HALTER MARINE, INC., a Nevada corporation

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Executive Vice President

                           HALTER MARINE, INC., a Louisiana corporation

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Executive Vice President

                           HALTER MARINE SERVICES, INC.

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Executive Vice President

                           HALTER MARINE GULFPORT, INC.

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Executive Vice President

                           HALTER MARINE PASCAGOULA, INC.

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Executive Vice President

                           GULF COAST FABRICATION, INC.

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Executive Vice President

                           HALTER GULF REPAIR, INC.

                           By: /s/ Richard T. McCreary
                              -----------------------------------------------
                           Name:    Richard T. McCreary
                           Title:   Executive Vice President

                                     Annex A

                                  EXHIBIT "A-2"

                              Excluded Other Leases


        Lease Description                                                                                   Index No.
        -----------------                                                                                   ---------
1.      MCI WorldCom On Net Voice  Agreement,  dated as of September 10, 1999,  by and between  Friede            413
        Goldman Halter, Inc. ("FGHI") and MCI WorldCom (Stated term: 2 years).

2.      Manta  Lease  Agreement,  dated as of July 15, 1999 by and  between  HMI(NV) and  Oliver-Allen            290
        Corporation  [(Obligations  of HMI(NV)  assumed by Friede  Goldman  Halter,  Inc.  pursuant to
        Assumption Agreement, dated as of November 10, 1999.)]

3.      Equipment  Schedule No. 02, with HMI(NV) as lessee,  dated as of  November 1,  1999, to Master            297
        Lease  Agreement,  dated  as of  July  15,  1999  by  and  between  HMI(NV)  and  Oliver-Allen
        Corporation.

4.      Equipment Schedule No. 03, with HMI(NV) as lessee, dated as of August 1, 1999, to Master                  298
        Lease Agreement, dated as of July 15, 1999 by and between HMI(NV) and Oliver-Allen
        Corporation.

5.      Lease by and between  FGHI and Pitney  Bowes,  dated as of February  22, 1999  (postage  meter            936
        system).

6.      Other waste pickup, maintenance and welding gas supply agreements.

7.      Equipment Schedule No. 0l, with HMI(NV) as lessee,  dated as of July 29, 1999, to Master Lease            192
        Agreement dated as of July 28, 1999, by and between HMI(NV) and Keycorp Leasing.

8.      Equipment Schedule No. 02, with HMI(NV) as lessee,  dated as of July 29, 1999, to Master Lease            193
        Agreement dated as of July 28, 1999, by and between HMI(NV) and Keycorp Leasing.


        Lease Description                                                                                   Index No.
        -----------------                                                                                   --------

9.      Equipment Schedule No. 03, with HMI(NV) as lessee,  dated as of July 29, 1999, to Master Lease            194
        Agreement dated as of July 28, 1999, by and between HMI(NV) and Keycorp Leasing.

10.     Equipment Schedule No. 04, with HMI(NV) as lessee, dated as of July 29, 1999, to Master Lease             195
        Agreement dated as of July 28, 1999, by and between HMI(NV) and Keycorp Leasing.

11.     Equipment Schedule No. 05, with HMI(NY) as lessee, dated as of July 29, 1999, to Master Lease             196
        Agreement dated as of July 28, 1999, by and between HMI(NV) and Keycorp Leasing.

12.     Crawler Crane Operator's Agreement, dated as of July 10, 1992, by and between HMI(NV) and                 983
        Harrison County Development Commission.

                                  EXHIBIT "A-3"

                        Other Contracts (to be excluded)

S/No.       Contract Description                                                                            Index No.
-----       --------------------                                                                            ---------
3.          Consulting  Agreement,  dated as of October 16, 2000, by and between HMI(NV) and Eric Del             177
            Pino.

4.          Consulting  Agreement,  dated as of January  1, 2001,  by and  between  HMI(NV)  and R.W.             157
            Triplett, Jr.

5.          Non-competition  Agreement,  dated as of May 26, 2000,  by and between FGHI and John Dane           1,240
            III (sale of assets of Halter Yachts, Inc.)

7.          Support Services Agreement,  dated as of March 2, 2001, by and between HMI(LA) and A.L.M.             901
            LIAM.

8.          Letter  Agreement  regarding  Venezuela LCU Contract  Assignment,  dated as of January 8,             902
            2002, by and between Halter Marine, Inc. and the Venezuelan Navy.

9.          Manufacturer's  Foreign  Sales  Consultant  Agreement,  by and  between  HMI(LA) and D.V.             903
            Martenstyn Ltd.

10.         Manufacturer's  Foreign  Representative  Agreement,  dated as of October 6, 1997,  by and             905
            between FGHI and FM Intenacional, C.A.

11.         Manufacturer's Foreign Representative  Agreement,  dated as of September 10, 1994, by and
            between HMI(NV) and FM Internacional  C.A., C.C.C.  Tamoraco,  Nivel C-2 Este Mezzania 2,             905
            Of F B 7-C, Chuao-Caraca 1060, Venezuela

12.         Team/Bidding  Agreement,  dated as of April 25, 1996, by and between Halter Marine,  Inc.             909
            (LA) ("HMI(LA)") and Apollonio & Poole Naval Architecture & Marine Engineering, Inc.

S/No.       Contract Description                                                                            Index No.
-----       --------------------                                                                            ---------
13.         Team/Bidding  Agreement,  dated as of  December  8,  1995,  by and  between  HMI(LA)  and             910
            Apollonio & Poole, Naval Architecture & Marine Engineering, Inc.

14.         License Agreement,  dated as of November 1995, by and between A.S.D. Marine Services Pty.             911
            Ltd. and HMI(1W)

15.         License  Agreement,  dated as of April 15, 1996 by and between HMI(LA) and A.S.D.  Marine             912
            Services Pty. Ltd.

16.         Teaming/Bidding  Agreement,  dated as of June 26, 1997,  by and between  HMI(NV) and ATOS             913
            International, L.L.C.

17.         Subcontract  or Agreement,  dated as of January 30, 1996, by and between  Halter  Marine,             914
            Inc. and Band Lavis & Associates, Inc.

18.         Large  Fast  Ferry  Technical   Development  Project  Proprietary   Information  Exchange             914
            Agreement,  dated as of January 30, 1996,  by and between  Halter  Marine,  Inc. and Band
            Lavis and Associates, Inc.

19.         Teaming/Bidding  Agreement,  dated as of September 18, 1995,  by and between  HMI(LA) and             915
            Batchelor's Mechanical Contractors, Inc.

20.         Teaming/Bidding  Agreement,  dated as of November  13, 1997,  by and between  HMI(LA) and             915
            Batchelor's Mechanical Contractors, Inc.

21.         Assignment  Agreement,  dated  as of  April  20,  1995,  by  and  among  Tampa  Shipyards             941
            Incorporated, FMI Acquisition, Inc., Florida Marine Industries, Inc. and HMI(LA).

22.         Teaming/Bidding  Agreement, dated as of February 10, 1995 by and between HMI(LA) and C.R.             918
            Cushing & Co., Inc.

23.         Joint Development  Agreement,  dated as of October 23, 1997 by and between Halter Marine,             917
            Inc. and Caribbean Cargo Inc.

S/No.       Contract Description                                                                            Index No.
-----       --------------------                                                                            ---------
24.         Agreement,   dated  as  of  February  14,  1995,  by  and  between  HMI(LA)  and  Cenargo             919
            International Ltd.

26.         Memorandum of Understanding for Ship Construction,  dated as of November 20, 2001, by and             920
            between Halter Marine, Inc. and D'Arcinoff Group, Inc.

27.         Memorandum  of  Agreement  for Ship  Construction,  dated as of November 7, 2001,  by and             920
            between Halter Marine, Inc. and D'Arcinoff Group, Inc.

28.         Memorandum  of Agreement  for Ship  Construction,  dated as of October 30,  2001,  by and             920
            between Halter Marine, Inc. and D'Arcinoff Group, Inc.

29.         Teaming/Bidding  Agreement,  dated as of  February 3, 1995,  by and  between  HMI(LA) and             922
            Gentry Transatlantic, Inc.

30.         Teaming/Bidding  Agreement,  dated as of February  23, 2001,  by and between  HMI(LA) and             923
            Kvaerner Masa Marine.

32.         Subcontractor  Agreement,  dated as of October 24, 1994,  by and between  Halter  Marine,             939
            Inc. and Pacific Marine Leasing, Inc.

34.         Teaming/Bidding  Agreement,  dated as of November  18, 1994,  by and between  HMI(LA) and             927
            Polar Energy, Inc.

35.         Memorandum  of  Understanding,  dated as of August 24, 1999,  by and between  HMI(NV) and             929
            Servicios Industriales de la Marina.

36.         Teaming/Bidding  Agreement, dated as of September 20, 1993, by and between Halter Marine,             940
            Inc. and United States Flagships, Inc.

38.         Executive Severance Agreement,  dated as of October 1, 1996, by and between FGHI and Anil             146
            Raj.

S/No.       Contract Description                                                                            Index No.
-----       --------------------                                                                            ---------
40.         Executive  Severance  Agreement,  dated  as of July 28,  1998,  by and  between  FGHI and             150
            Richard T. McCreary.

41.         Executive  Severance  Agreement,  dated as of October 1, 1996,  by and  between  FGHI and             151
            Sidney C. Mizell.

48.         Teaming/Bidding  Agreement,  dated as of May 1, 1995, by and between  HMI(NV) and Alufast           1,507
            International Pty, Ltd. (Puerto Rican Catamaran Passenger Ferries).

67.         Teaming/Bidding  Agreement,  dated as of November  19, 1996,  by and between  HMI(NV) and           1,530
            Engineering Equipment Company (23 Meter Coast Patrol Boat).

68.         Full and Final  Settlement  Agreement and Mutual Release,  dated as of April 16, 2001, by           1,531
            and between Halter Marine, Inc. and EXE Technologies, Inc. (T-ADC(X) Project).

74.         Subcontract  Agreement,  dated as of September 22, 1999, by and between HMI(LA) and Gibbs           1,538
            & Cox, Inc. (T-ADC(X) Project).

127         Agreement for Naval Architectural and Marine Engineering  Services,  dated as of April 7,           1,248
            1999, by and between FGHI and Blue Sea Corporation (SWATH).

128         Consulting  Agreement,  dated as of January 15, 2002, by and between Halter Marine,  Inc.           1,249
            and Lance Lemcool (ARPA Program Management).

138         Teaming/Bidding  Agreement,  dated as of March 17, 1994,  by and between  HMI(LA) and IHI           1,628
            Marine Technology (Container Bulk Carrier).

142         Teaming/Bidding  Agreement,  dated as of August 21,  1991,  by and  between  HMI(LA)  and           1,645
            Wartsila Marine, Inc. (US Navy Strategic Sealift Ship).


S/No.       Contract Description                                                                            Index No.
-----       --------------------                                                                            ---------
143         Teaming/Bidding  Agreement,  dated as of February  14, 1995,  by and between  HMI(LA) and           1,646
            Westfoil International (Submerged Hydrofoil Craft).

145         Teaming/Bidding  Agreement,  dated as of June 13, 1994, by and between  McDonnell Douglas           1,637
            Corporation and HMI(NV) (Offshore Patrol Vessel).

147         Coproduction  Agreement,  dated as of November 24, 1998,  by and between  Halter  Marine,           1,647
            Inc. and Anderson Marine Pvt. Ltd.

148         TeamingBidding  Agreement,  dated as of May 11,  1995,  by and  between  HMI(LA) and NQEA           1,650
            Australia Pty LTD (Catamaran Passenger Ferry).

150         Finder's Fee Agreement,  dated as of February 8, 2002, by and between Halter Marine, Inc.           1,664
            and Ellicott International (Coreinsac).

152         Consulting  Agreement,  dated as of January 15, 2002, by and between Halter Marine,  Inc.           1,834
            and Lance Lemcool.

159         Support  Services  Agreement,  dated as of March 24,  1999,  as  amended,  by and between             904
            Halter Marine, Inc. (NV) ("HMI(NV)") and Sigma International for Trading.

160         Support  Services  Agreement,  dated as of January 27, 1999,  as amended,  by and between             904
            HMI(NV) and Sigma International for Trading.

161         Manufacturer's  Foreign  Sales  Consultant  Agreement,  dated as of January  1, 1999,  as             904
            amended, by and between HMI(NV) and Sigma International for Trading.

162         Manufacturer's  Foreign  Sales  Consultant  Agreement,  dated as of January  1, 1999,  as             904
            amended, by and between FGHI and Sigma International for Trading Co.


S/No.       Contract Description                                                                            Index No.
-----       --------------------                                                                            ---------
163         Teaming/Bidding  Agreement, dated as of June 4, 1999, by and between HMI(LA) and Lockheed             924
            Martin Advanced Technology Laboratories.

165         TeaminglBidding  Agreement,  dated as of October 26,  1999,  by and  between  HMI(LA) and             926
            Lockheed Martin Corporation.

184         Teaming/Bidding  Agreement,  dated as of May 2, 1994,  by and between  HMI(NV) and Vosper           1,644
            International Limited (Off Shore Missile Vessel).

185         Contractor's  Certification  and Agreement,  dated as of February 2, 2001, by and between             921
            Halter Marine, Inc. and Defense Security Cooperation Agency.

189         Teaming/Bidding  Agreement,  dated as of  November 7, 1994,  by and  between  HMI(NV) and     1,643/1/641
            Vosper International  Limited (as amended by Amendment No. 1 thereto,  dated as of May 5,
            1995) (Off-Shore Patrol Craft).

190         Teaming/Bidding  Agreement,  dated as of December 2, 1996, by and between FGHI and Vosper           1,639
            International Limited (Offshore Patrol Vessel).

191         Teaming  Agreement,  dated as of September 22, 1999 (as amended by Amendment No. 1, dated           1,241
            as of October 1, 2001), by and between HMI(LA) and Lockheed Martin Overseas  Corporation,
            Ocean Radar & Sensor Systems.

199         Contract Assignment,  dated as of January 8, 2002, by and between Halter Marine, Inc. and           1,626
            Consorcio Pentamat, C.A. (LCU).

200         Cooperative Agreement,  dated as of February 17, 1997, by and between Halter Marine, Inc.           1,839
            and The Department of the Navy.

201         Advanced   Research   Project   Agency,   by  and  between  the  Department  of  Maritime              --
            Administration and Halter Marine, Inc.


                           Excluded Personal Property

                         Items Excluded from Exhibit "B"

            From Exhibit "B", Personal Property (Computer Equipment):

                 Exclude all leased items of computer equipment.

                                   Exhibit B-2

                       Leased Personal Property (from GE)
                       "Excluded Leased Personal Property"



Plant       Mfg/Model                           Asset Cat.   Detail                               Leased    Status
----------- ----------------------------------- ------------ ---------------------------------- ----------- ----------
41          (1053) Caterpillar Model TIT83           R       S/N 3RN01488, 4,963 Hours              o
            Telescopic Boom Rough Terrain
            Forklift.  Leased GE Capital.
            HMI Vessel Lease, equip. at FGO

41          (1054) Caterpillar Model TH63            R       S/N 5WM02101                           o
            Telescopic Boom Rough Terrain
            Forklift.  Leased GE Capital.
            HMI Vessel Lease, equip at FGO

41          (3047) Caterpillar Model TH83            R       S/N 3RN01720, 8,000 b.                 o
            Telescopic Boom Rough Terrain                    Capacity,  41' Max.  Lift Height,
            Forklift, Leased GE Capital.  HMI                4WD, 4WS, Cab,  Forks and Bucket,
            Vessel lease, equip. at FGO                      3,109 hours

41          (4001) Manitowoc Model 888 EPIC          R       S/N 8881164                            o
            250 Ton Conventional Crawler
            Crane Leased GE Capital, HMI
            Vessel Lease, equip. at FGO

41          (4003) Caterpillar Model TH63            R       S/N 5WMO2002                           o
            Telescopic Boom Rough Terrain
            Forklift Leased GE Capital, HMI
            Vessel Lease, equip. at FGO

81-Moss Point Marine                                     O-Operational Equipment
84-Halter Lockport                                 F-Facility Equipment by "Lot"
86-Halter Moss Point                                              R-Rollingstock
88-Halter Gulfport
258-Halter Port Bienville                                    W-Welding Equipment
292-Halter Pascagoula


Plant       Mfg/Model                           Asset Cat.   Detail                               Leased    Status
----------- ----------------------------------- ------------ ---------------------------------- ----------- ----------
41          (4064) Caterpillar Model TH83            R       S/N 3RN01350                           o
            Telescopic Boom Rough Terrain
            Forklift, Leased GE Capital.  HMI
            Vessel Lease, equip. at FGO

41          (4069) CATERPILAR TH63 FORKLIFT          R       5WM02283                               o
            TELESCOPIC Leased GE Capital.
            HMI Vessel Lease, equip. at FGO

41          (4082) Manitowoc Model 888 EPIC          R       S/N 8881151 (1998)                     o
            250 Ton Conventional Crawler
            Crane Leased GE Capital.  HMI
            Vessel Lease, equip. at FGO

41          (4084) Manitowoc Model 888 EPIC          R       S/N 8881141 (1998)                     o
            250 Ton Conventional Crawler
            Crane Leased GE Capital.  HMI
            Vessel Lease, equip. at FGO

41          (6252) CATERPILAR TH63 TELESCOPIC        R       5WM01852                               o
            FORKLIFT.  Leased GE Capital.
            HMI Vessel Lease, equip. at FGO

41          (6306) CATERPILAR 416c                   R       4ZN00791                               o
            LOADER/BACKHOE.  Leased GE
            Capital.  HMI Vessel Lease,
            equip. at FGO

41          (6371) CATERPILAR TH83 TELESCOPIC        R       3RN1682                                o
            FORKLIFT.  Leased GE Capital.
            HMI Vessel Lease, equip. at FGO


81-Moss Point Marine                                     O-Operational Equipment
84-Halter Lockport                                 F-Facility Equipment by "Lot"
86-Halter Moss Point                                              R-Rollingstock
88-Halter Gulfport
258-Halter Port Bienville                                    W-Welding Equipment
292-Halter Pascagoula


Plant       Mfg/Model                           Asset Cat.   Detail                               Leased    Status
----------- ----------------------------------- ------------ ---------------------------------- ----------- ----------
44          (0093) GEHL 883 Forklift, Leased         R       JN027984                               o
            GE Capital

44          (2970) American Model 9310 225           R       S/N GS19078 (1978)                     o
            Ton Conventional Crawler Crane
            Leased GE Capital, equip. located
            at FGH Central

44          (2976) American Model 9310 225           R       S/N 8103A02655 (1981)                  o
            Ton Conventional Crawler Crane.
            Leased GE Capital, equip. located
            at FGH Central

44          (2976) American Model 9310 225           R       S/N 8103A02655 (1981)                  o
            Ton Conventional Crawler Crane
            Leased GE Capital, equip. located
            at FGH Central

44          MANITOWOC.  Leased GE Capital            R       #22 BOOM SECTION 10' for 888

44          MANITOWOC.  Leased GE Capital            R       #22 BOOM SECTION 20' for 888

51          (0093) Gehl 883 Forklift FGO             R                                              o
            Lease w/GE Capital.  Equipment at
            FGH Central

51          (2938) GROVE MX82C MANLIFT, HMI          R                                              o
            lease w/ GE Capital, equipment at
            FGO.

51          (3046) TAYLOR TE300S FORKLIFT.           R                                              o
            HMI lease w/GE Capital.
            Equipment at FGO.

81-Moss Point Marine                                     O-Operational Equipment
84-Halter Lockport                                 F-Facility Equipment by "Lot"
86-Halter Moss Point                                              R-Rollingstock
88-Halter Gulfport
258-Halter Port Bienville                                    W-Welding Equipment
292-Halter Pascagoula


Plant       Mfg/Model                           Asset Cat.   Detail                               Leased    Status
----------- ----------------------------------- ------------ ---------------------------------- ----------- ----------
81          (3025) Grove Model RT58C 18 Ton          R       S/N 74334                              o
            Rough Terrain Hydraulic Crane.
            Leased GE Capital.

81          (3042) Taylor Model TEB-300L             R       S/N  S-C4-22627  (1994),  Diesel,      o
            30,000 Lb. Forklift, Leased GE                   Single  "Big   Wheel"   Pneumatic
            Capital                                          Tires.  Enclosed Cab, 7' Forks.

81          (6044) Manitowoc 4100W SII Leased        R       41875                                  o
            GE Capital

84          (2990) Caterpillar Model TH83            R       S/N 3RND1333(1998)                     o
            Telescopic Boom Rough Terrain
            Forklift, Leased GE Capital

84          (3024) Manitowoc Model 888 Epic          R       S/N 8881149 (1998)                     o
            220 Ton Conventional Crawler
            Crane, Leased GE Capital

86          (2933) Grove Model RT58D 20 Ton          R       S/N  81704  (1995),  Diesel  with      o
            Hydraulic Crane, Leased GE Capital               Load Indicator,  80' Boom, 4 Part
                                                             Block

86          (3009) Caterpillar Model TH63            R       S/N 5WM01919, 40' Boom                 o
            Telescoping Forklift Truck,
            Leased GE Capital

86          (3023) Manitowoc Model 888 225           R       S/N  8881145  (1998),  With  160'      o
            Ton Crawler Crane. Leased GE                     Boom,  40' lb.  Section  Headache
            Capital.                                         Ball & Heavy Load Block

81-Moss Point Marine                                     O-Operational Equipment
84-Halter Lockport                                 F-Facility Equipment by "Lot"
86-Halter Moss Point                                              R-Rollingstock
88-Halter Gulfport
258-Halter Port Bienville                                    W-Welding Equipment
292-Halter Pascagoula


Plant       Mfg/Model                           Asset Cat.   Detail                               Leased    Status
----------- ----------------------------------- ------------ ---------------------------------- ----------- ----------
86          (3033) Taylor Model TE300M 30,000        R       S/N SH624835                           o
            lb. Diesel Yard Forklift Truck,
            Leased GE Capital

86          (3037) Manitowoc 888 Leased GE           R       8881162                                o
            Capital

88          (3011) Caterpillar Model TH63            R       S/N 5WM01853, 4,721 Hours              o
            Diesel 6,000 Lb. Capacity
            Telescoping Boom Forklift Truck,
            Leased GE Capital

88          (3029) Manitowoc Epic 888 250 Ton        R       S/N   8881156   (1998)   Move  to      o
            Conventional Crawler Crane,                      Gulfport 1/17/01
            Leased GE Capital

88          (3039) Taylor THD-300S Forklift          R       S-T3-27721                             o
            Leased GE


88          (3040) Taylor THD-300S Forklift          R       S-T3-27720                             o
            Leased GE

88          (3041) American Model 9310 225           R       S/N   9511A010014,   149'   Total      o
            Ton Capacity Track Type Crawler                  Boom,  Headache  Ball  Heavy Duty
            Crane, Leased GE Capital                         Block, Brake Controlled Drum

258         (3017) Caterpillar Model TH83            R       S/N 3RN01355                           o
            Telescopic Boom Rough Terrain
            Forklift, Leased GE Capital

258         (3045) Taylor TEB-300L Forklift,         R       S-C4-23740                             o
            Leased GE

81-Moss Point Marine                                     O-Operational Equipment
84-Halter Lockport                                 F-Facility Equipment by "Lot"
86-Halter Moss Point                                              R-Rollingstock
88-Halter Gulfport
258-Halter Port Bienville                                    W-Welding Equipment
292-Halter Pascagoula


Plant       Mfg/Model                           Asset Cat.   Detail                               Leased    Status
----------- ----------------------------------- ------------ ---------------------------------- ----------- ----------
258         (3065) Grove Model RT58D 18 Ton          R       S/N 81566                              o
            Rough Terrain Hydraulic Crane,
            leased GE Capital

258         (4062) Manitowoc Model 888 Epic          R       S/N 8881157 (1998)                     o
            250 Ton Conventional Crawler
            Crane, Leased GE Capital

292         (2934) Clark Model C500Y-S300,           R       S/N   Y2235HH-0005-8511   (1993).      o
            30,000 Lb. Forklift, Leased GE                   Diesel,  216'  Lift,  Dual  Solid
            Capital                                          Cushion Tires, Side Shift,  Power
                                                             Fork Positioning,  8' Forks, Open
                                                             Cab

292         (2943) Grove RT58D Cherry Picker,        R       82890                                  o
            Leased GE Capital

292         (2944) Link Belt Model HSP-8050,         R       S/N  5314-0537  (1984),   Cummins      o
            50 Ton Rough Terrain Hydraulic                   Diesel.  80'  to 85'  Boom,  4WD,
            Crane, Leased GE Capital                         4WS,    Auxiliary   Winch,   Anti
                                                             Two-Block,  Micro  Guard 425 Load
                                                             Monitor

292         (4085) Manitowoc Model 4100-W            R       S/N 413136 (1990)                      o
            Vicon Series 2, 200 Ton
            Conventional Crawler Crane,
            Leased GE Capital

051         (3012) CATERPILAR TH63 TELESCOPIC        R                                              o
            FORKLIFT HMI Lease w/GE Capital

81-Moss Point Marine                                     O-Operational Equipment
84-Halter Lockport                                 F-Facility Equipment by "Lot"
86-Halter Moss Point                                              R-Rollingstock
88-Halter Gulfport
258-Halter Port Bienville                                    W-Welding Equipment
292-Halter Pascagoula


Plant       Mfg/Model                           Asset Cat.   Detail                               Leased    Status
----------- ----------------------------------- ------------ ---------------------------------- ----------- ----------
052         (3098) CAT TH63 TELESCOPIC F/L           R                                              o
            HMI lease w/GE Capital

81-Moss Point Marine                                     O-Operational Equipment
84-Halter Lockport                                 F-Facility Equipment by "Lot"
86-Halter Moss Point                                              R-Rollingstock
88-Halter Gulfport
258-Halter Port Bienville                                    W-Welding Equipment
292-Halter Pascagoula